                                                                 Exhibit (g)(vi)

                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A

Fund                                                         Effective Date
----                                                         --------------
Schwab 1000 Fund                                             January 1, 1994
Schwab Long-Term Government                                  May 1, 1993
     Bond Fund
Schwab Short/Intermediate                                    May 1, 1993
     Government Bond Fund
Schwab Long-Term California                                  May 1, 1993
     Tax-Free Bond Fund
Schwab Short/Intermediate                                    May 1, 1993
     California Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund                          May 1, 1993
Schwab Short/Intermediate                                    May 1, 1993
     Tax-Free Bond Fund
Schwab YieldPlus Fund                                        July 21, 1999
Schwab GNMA Fund                                             January 27, 2003

                                         SCHWAB INVESTMENTS

                                         By:    _______________________
                                         Name:  Stephen B. Ward
                                         Title: Senior Vice President
                                                and Chief Investment Officer

                                         CHARLES SCHWAB & CO., INC.

                                         By:    _______________________
                                         Name:  Randall W. Merk
                                         Title: Executive Vice President

Dated: _________________________

                                     AMENDED
                                   SCHEDULE C
                               TRANSFER AGENT FEES

Fund                                                         Fee
----                                                         ---
Schwab 1000 Fund                                             Five one-hundredths of one percent (.05%) of
                                                             the Fund's average annual net assets,
                                                             calculated and payable on a monthly basis

Schwab Short-Term Bond Market Fund                           Five one-hundredths of one percent (.05%) of
(Formerly known as Schwab Short-Term                         the Fund's average annual net assets,
Bond Market Index  Fund; and Schwab                          calculated and payable on a monthly basis
Short/Intermediate

Schwab Total Bond Market Fund                                Five one-hundredths of one percent (.05%) of
                                                             the Fund's average annual net assets,
(Formerly known as Schwab Total Bond                         calculated and payable on a monthly basis
Market Index Fund; and Schwab Long-Term
Government Bond Fund)

Schwab Long-Term California                                  Five one-hundredths of one percent (.05%) of the Fund's
Tax-Free Bond Fund                                           average annual net assets, calculated and payable on a
                                                             monthly basis

Schwab Short/Intermediate California                         Five one-hundredths of one percent (.05%) of the Fund's
Tax-Free Bond Fund                                           average annual net assets, calculated and payable on a
                                                             monthly basis

Schwab Long-Term Tax-Free Bond Fund                          Five one-hundredths of one percent (.05%) of the Fund's
                                                             average annual net assets, calculated and payable on a
                                                             monthly basis

Schwab Short/Intermediate Tax-Free Bond                      Five one-hundredths of one percent (.05%) of the Fund's
Fund                                                         average annual net assets, calculated and payable on a
                                                             monthly basis

Schwab YieldPlus Fund                                        Five one-hundredths of one percent (.05%) of the Fund's
                                                             average annual net assets,

                                                             calculated and payable on a monthly basis

Schwab GNMA Fund                                             Five one-hundredths of one percent (.05%) of the Fund's
                                                             average annual net assets, calculated and payable on a
                                                             monthly basis

                                           SCHWAB INVESTMENTS

                                           By:    _______________________
                                           Name:  Stephen B. Ward
                                           Title: Senior Vice President
                                                  and Chief Investment Officer

                                           CHARLES SCHWAB & CO., INC.

                                           By:    _______________________
                                           Name:  Randall W. Merk
                                           Title: Executive Vice President

Dated: _______________________